1933 Act File Number 333-210186
Rule 497(e)

First Trust Exchange-Traded Fund VIII

Prospectus
FT Cboe Vest U.S. Equity Buffer ETF – November

Ticker Symbol:	FNOV
Exchange:	Cboe BZX
FT Cboe Vest U.S. Equity Buffer ETF – November (the “Fund” ) lists and principally trades its shares on Cboe BZX Exchange, Inc. ( “Cboe BZX ” or the “Exchange” ). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, the Fund issues and redeems shares at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares called a “Creation Unit , ” and collectively, the “Creation Units” ). The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
The Fund is a series of First Trust Exchange-Traded Fund VIII (the “Trust” ) and an actively-managed exchange-traded fund organized as a separate series of a registered management investment company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
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The Fund will invest substantially all of its assets in FLexible EXchange ® Options ( “FLEX Options” ) on the SPDR ® S&P 500 ® ETF Trust (the “ Underlying ETF” ). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation. The Fund uses FLEX Options to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below ( “Outcomes” ), are based upon the value of the FLEX Options on the first day of the Target Outcome Period (see below) and reference the performance of the Underlying ETF over the period of November 23, 2020 through November 19, 2021. This period is referred to as the “Target Outcome Period.” Following this current Target Outcome Period, each subsequent Target Outcome Period will be a one-year period from the third Friday in November of each year and ending on the third Friday in November of the following year. Approximately one week prior to the end of the current Target Outcome Period, the Fund’s website will be updated to alert existing shareholders that the Target Outcome Period is approaching its conclusion and will disclose the anticipated cap range for the next Target Outcome Period. For more information, see the Fund’s Statement of Additional Information. The Fund will not terminate after the conclusion of the Target Outcome Period. After the conclusion of the Target Outcome Period, another will begin. There is no guarantee that the Outcomes for a Target Outcome Period will be realized.
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The Fund’s strategy has been specifically designed to produce the Outcomes based upon the Underlying ETF’s returns over the duration of the Target Outcome Period. The Outcomes may only be realized if you
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NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
November 23, 2020

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are holding shares on the first day of the Target Outcome Period and continue to hold them on the last day of the Target Outcome Period. If you purchase shares after the Target Outcome Period has begun or sell shares prior to the Target Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. Additionally, there is no guarantee that the Fund will successfully achieve its investment objective .
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Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Target Outcome Period. Therefore, even though the Fund’s returns are based upon the Underlying ETF, if the Fund experiences returns for the Target Outcome Period in excess of the cap, you will not experience those excess gains. The cap is set on the first day of the Target Outcome Period and is 13.72% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.85% of the Fund’s average daily net assets is taken into account, the cap is 12.87%. The cap will be further reduced by any brokerage commissions, trading expenses, taxes and any extraordinary expenses incurred by the Fund. Please note, if the Target Outcome Period has begun and the Fund has increased in value to a level near to the cap, an investor purchasing at that price has little or no ability to achieve gains but remains vulnerable to downside risks . Additionally, the cap may rise or fall from one Target Outcome Period to the next. There is no guarantee that the cap will remain the same upon the conclusion of the Target Outcome Period.
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The Fund only seeks to provide shareholders that hold shares for the entire Target Outcome Period with a buffer against the first 10% of Underlying ETF losses (based upon the value of the Underlying ETF at the time the Fund entered into the FLEX Options on the first day of the Target Outcome Period) during the Target Outcome Period. You will bear all Underlying ETF losses exceeding 10% on a one-to-one basis. The buffer is provided prior to taking into account annual Fund management fees equal to 0.85% of the Fund’s daily net assets, brokerage commissions, trading expenses, taxes and any extraordinary expenses incurred by the Fund. A shareholder that purchases shares at the beginning of the Target Outcome Period may lose their entire investment. While the Fund seeks to limit losses to 90% for shareholders who hold shares for the entire Target Outcome Period, there is no guarantee it will successfully do so. Depending upon market conditions at the time of purchase, a shareholder that purchases shares after the Target Outcome Period has begun may also lose their entire investment. For instance, if the Target Outcome Period has begun and the Fund has decreased in value beyond the pre-determined 10% buffer, an investor purchasing shares at that price may not benefit from the buffer. Similarly, if the Target Outcome Period has begun and the Fund has increased in value, an investor purchasing shares at that price may not benefit from the buffer until the Fund’s value has decreased to its value at the commencement of the Target Outcome Period.
An investment in the Fund is only appropriate for shareholders willing to bear those losses.
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The Fund’s website, www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=FNOV provides important Fund information (including Target Outcome Period start and end dates and the cap and buffer), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing shares, please visit the website. Investors considering purchasing shares after the Target Outcome Period has begun or selling shares prior to the end of the Target Outcome Period should visit the website to fully understand potential investment outcomes.
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As stated above and explained in greater detail within the prospectus, if the Fund has experienced certain levels of either gains or losses since the beginning of the Target Outcome Period, there may be little to no ability to achieve gains or benefit from the buffer for the remainder of the Target Outcome Period. The website contains important information that will assist you in determining whether to buy shares.
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Although the Fund’s shares are listed for trading on a national securities exchange, there can be no assurance that an active trading market for the shares will develop or be maintained.
Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and certain expenses incurred by the Fund.
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The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.
You should only consider this investment if:	You should not consider this investment if:
• you fully understand the risks inherent in an investment in the Fund;	• you do not fully understand the risks inherent in an investment in the Fund;
• you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Target Outcome Period;	• you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Target Outcome Period;
• you are willing to hold shares for the duration of the Target Outcome Period in order to achieve the outcomes that the Fund seeks to provide;	• you are unwilling to hold shares for the duration of the Target Outcome Period in order to achieve the outcomes that the Fund seeks to provide;
• you fully understand that investments made when the Fund is at or near to the cap may have limited to no upside;	• you do not fully understand that investments made when the Fund is at or near to the cap may have limited to no upside;
• you are willing to forgo any gains in excess of the cap;	• you are unwilling to forgo any gains in excess of the cap;
• you are not seeking an investment that provides dividends to shareholders;	• you are seeking an investment that provides dividends to shareholders;
• you fully understand that investments made after the Target Outcome Period has begun may not fully benefit from the buffer;	• you do not fully understand that investments made after the Target Outcome Period has begun may not fully benefit from the buffer;
• you are willing to accept the risk of losing your entire investment; and	• you are unwilling to accept the risk of losing your entire investment; and
• you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.	• you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.
The Fund will alert existing shareholders to the new cap at the beginning of each new Target Outcome Period in the following manner:
1. Approximately one week prior to the end of the current Target Outcome Period, the Fund will make a sticker filing that will alert existing shareholders that the Target Outcome Period is approaching its conclusion and disclose the anticipated cap range for the next Target Outcome Period. This filing will be mailed to existing shareholders.
2. Following the close of business on the last day of the Target Outcome Period, the Fund will make a sticker filing that discloses the Fund’s cap for the next Target Outcome Period.
3. On the first day of the new Target Outcome Period, the Fund will file a full prospectus that incorporates the sticker filing from the previous evening which replaces the caps/dates associated with the previous Target Outcome Period with the caps/dates associated with the new Target Outcome Period. Correspondingly, the Fund will file a revised summary prospectus that reflects such changes.
The information referenced above will also be available on the Fund's website at www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=FNOV ..

Summary Information
Investment Objective
The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF – November (the “Fund”) is to seek to provide investors with returns (before fees, expenses and taxes) that match those of the SPDR® S&P 500® ETF Trust (the "Underlying ETF"), up to a predetermined upside cap of 13.72% (before fees, expenses and taxes) and 12.87% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from November 23, 2020 to November 19, 2021.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (1)	0.00%
Total Annual Fund Operating Expenses	0.85%
(1)
“Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$87	$271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no operational history and therefore no historical turnover rate.
Principal Investment Strategies
Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the performance of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”). FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. The Underlying ETF is an exchange-traded unit investment trust that uses a full replication strategy, meaning it invests entirely in the S&P 500® Index. PDR Services, LLC (“PDR”) serves as the Underlying ETF’s sponsor. The investment objective of the Underlying ETF is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index. See “The Underlying ETF” for more information. The Fund’s investment sub-advisor is Cboe Vest Financial LLC ("Cboe Vest" or the "Sub-Advisor").
The Fund uses FLEX Options to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include a buffer against the first 10% of Underlying ETF losses and a cap of 13.72% (before fees, expenses and taxes) and 12.87% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee), are based on the performance of the Underlying ETF over an approximate one-year period (the “Target Outcome Period”). In general, the target outcomes the Fund seeks for investors that hold Fund shares for an entire Target Outcome Period are as follows, though there can be no guarantee these results will be achieved:
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If the Underlying ETF appreciates over the Target Outcome Period, the combination of FLEX Options held by the Fund provides upside participation that is intended to match that of the Underlying ETF, up to a cap that is determined at the start of the Target Outcome Period. The cap for the current Target Outcome Period is 13.72% before fees, expenses and taxes and 12.87% after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee.
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If the Underlying ETF decreases over the Target Outcome Period, the combination of FLEX Options held by the Fund provides a payoff at expiration that is intended to compensate for losses experienced by the Underlying ETF (if any), in an amount not to exceed 10% before fees, expenses and taxes.
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If the Underlying ETF has decreased in value by more than 10% over the Target Outcome Period, the Fund will experience all subsequent losses on a one-to-one basis.
The current Target Outcome Period will begin on November 23, 2020 and end on November 19, 2021. Subsequent Target Outcome Periods will begin on the day the prior Target Outcome Period ends and will end on the approximate one-year anniversary of that new Target Outcome Period. On the first day of each new Target Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Target Outcome Period. This means that the cap will change for each Target Outcome Period based upon prevailing market conditions at the beginning of each Target Outcome Period. The cap and buffer, and the Fund’s position relative to each, should be considered before investing in the Fund. The Fund will be perpetually offered and not terminate after the current or any subsequent Target Outcome Period.
An investor that purchases Fund shares other than on the first day of a Target Outcome Period and/or sells Fund shares prior to the end of a Target Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Target Outcome Period. Both the cap and buffer are fixed levels that are calculated in relation to the Underlying ETF price and the Fund's net asset value ("NAV") at the start of a Target Outcome Period. While the cap and buffer reference the performance of the Underlying ETF over the Target Outcome Period, the Fund expects its NAV to experience the same general price movement, cap and buffer as a percentage gain or loss over the Target Outcome Period. As the Underlying ETF price and the Fund’s NAV change over the Target Outcome Period, an investor acquiring Fund shares after the start of the Target Outcome Period will likely have a different return potential than an investor who purchased Fund shares at the start of the Target Outcome Period. This is because while the cap and buffer for the Target Outcome Period are fixed levels that remain constant throughout the Target Outcome Period, an investor purchasing Fund shares at market value during the Target Outcome Period likely purchased Fund shares at a price that is different from the Fund’s NAV at the start of the Target Outcome Period (i.e., the NAV that the cap and buffer reference). For example, if an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has decreased in value from the value of the Fund on the first day of the Target Outcome Period, that investor’s buffer will essentially be decreased by the amount of the decrease in the Underlying Fund value. Conversely, if an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has increased in value from the value of the Fund on the first day of the Target Outcome Period, that investor’s cap will essentially be decreased by the amount of the increase in the Underlying Fund value. See “Buffer and Cap” below for additional information. In addition, the price of the Underlying ETF is likely to be different from the price of the Underlying ETF at the start of the Target Outcome Period. To achieve the target outcomes sought by the Fund for a Target Outcome Period, an investor must hold Fund shares for that entire Target Outcome Period.
Buffer and Cap
The Fund seeks to provide a buffer on the first 10% loss of the Underlying ETF over each Target Outcome Period. After the Underlying ETF has decreased in value by more than 10%, the Fund will experience subsequent losses on a one-to-one basis (i.e., the Underlying ETF loses 20%, the Fund loses 10%). The buffer is before taking into account the fees and expenses charged to shareholders.
If an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has decreased in value by 10% or more from the value of the Fund on the first day of the Target Outcome Period (the “Initial Fund Value” ), that investor’s buffer will essentially be zero (meaning the investor can lose its entire investment). However, that investor’s potential gain will be larger than the Fund’s cap for the Target Outcome Period because the investor may experience the full gain if the Fund recovers the value it has lost from the first day of the Target Outcome Period through the date the investor purchased its Fund shares plus any additional gains between the Initial Fund Value and the cap. The cap and buffer relative to the Initial Fund Value, however, will not change over the Target Outcome Period.

Conversely, if an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has increased in value from its Initial Fund Value for a Target Outcome Period, then a shareholder may experience losses prior to gaining the protection offered by the buffer (because the Fund must first decrease in value to its Initial Fund Value for the Target Outcome Period before subsequent losses will be protected by the buffer). While the Fund seeks to limit losses to 90% for shareholders who hold Fund shares for an entire Target Outcome Period, there is no guarantee it will successfully do so. Depending upon market conditions at the time of purchase, a shareholder that purchases Fund shares after the first day of a Target Outcome Period may lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses. Despite the intended buffer, a shareholder could lose their entire investment.
The returns of the Fund are subject to a cap of 13.72% (before fees, expenses and taxes) and 12.87% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) for the Target Outcome Period. Unlike other investment products, the potential returns an investor can receive from the Fund are subject to a pre-determined upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for an entire Target Outcome Period (before fees, expenses and taxes). In the event the Underlying ETF experiences gains over a Target Outcome Period, the Fund seeks to provide investment returns that match the percentage increase of the Underlying ETF, but any percentage gains over amount of the cap will not be experienced by the Fund. This means that if the Underlying ETF experiences gains for a Target Outcome Period in excess of the cap for that Target Outcome Period, the Fund will not benefit from those excess gains. Therefore, regardless of the performance of the Underlying ETF, the cap is the maximum return an investor can achieve from an investment in the Fund for that Target Outcome Period.
The cap is set on the first day of each Target Outcome Period. The cap is provided prior to taking into account annual Fund management fees of 0.85% of the Fund's daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses incurred by the Fund. Such extraordinary expenses (incurred outside of the ordinary operation of the Fund) may include, for example, unexpected litigation, regulatory or tax expenses. By way of example, if the cap for a Target Outcome Period is 13.72%, and the Fund’s annual management fee is 0.85%, the cap will be 12.87%, and could be lower if the Fund incurs extraordinary expenses or other costs and expenses that are not borne by the Advisor under its unitary management fee. The defined cap applicable to a Target Outcome Period will vary based on prevailing market conditions at the time, including then-current interest rate levels, Underlying ETF volatility, and the relationship of puts and calls on the underlying FLEX Options. The cap for the current Target Outcome Period of November 23, 2020 to November 19, 2021 is 13.72% (before fees, expenses and taxes) and 12.87% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee).
The cap level is a result of the design of the Fund’s principal investment strategy. In order to provide the buffer, the Fund purchases a series of put and call FLEX Options on the first day of a Target Outcome Period. As the purchaser of these FLEX Options, the Fund is obligated to pay a premium to the seller of those FLEX Options. The portfolio managers will calculate the amount of premiums that the Fund will owe on the put options acquired and sold to provide the buffer and will then go into the market and sell call options with terms that entitle the Fund to receive premiums such that the net amount of premiums paid per unit of the Underlying ETF is approximately equal to the price per unit of shares of the Underlying ETF. The cap is the strike price of those sold FLEX Options.
The cap, and the Fund’s position relative to it on any given day, should be considered before investing in the Fund. If an investor purchases Fund shares during a Target Outcome Period, and the Fund has already increased in value above its Initial Fund Value for that Target Outcome Period to a level near to the cap, an investor purchasing Fund shares will have limited to no gain potential for the remainder of the Target Outcome Period. However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which it purchased its Fund shares and the Initial Fund Value for the Target Outcome Period before subsequent losses will be protected by the buffer.
The following charts illustrate the hypothetical returns that the FLEX Options seek to provide with respect to the performance of the Underlying ETF in certain illustrative scenarios over the course of the Target Outcome Period. These charts do not take into account payment by the Fund of fees and expenses. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Target Outcome Period.

The combination of the cash holdings and the FLEX Options with varying strike prices provides the mechanism for producing the Fund’s desired outcome. The Fund has three main layers of FLEX Options as set forth below.

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The combination of cash equivalents (a) and the FLEX Options (b) seek to replicate the returns of the Underlying ETF. At the expiration date, these positions should realize a value equal to that of the price of the Underlying ETF.
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Taken together, positions (c) and (d) produce the 10% “buffer,” where position (c) is the top end of the buffer and position (d) is the bottom end. The payoff at expiration will compensate for losses experienced by the Underlying ETF (if any), in an amount not to exceed 10%.
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The strike level of the FLEX Option in position (e) produces the cap and is chosen so that the combined net investment in (a) through (e) is approximately equal to the Fund’s NAV.
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The combination of positions (a) through (e) creates a maximum growth opportunity equal to the return experienced by the Underlying ETF at expiration, not to exceed the cap, while providing a 10% buffer from losses, before fees and expenses.
Investors purchasing shares of the Fund during a Target Outcome Period will experience different results. The Fund’s website, www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=FNOV, provides information relating to the possible outcomes for an investor of an investment in the Fund on a daily basis, including the Fund’s position relative to the cap and buffer. Before purchasing Fund shares, an investor should visit the Fund's website to review this information and understand the possible outcomes of an investment in Fund shares on a particular day.

General Information on the FLEX Options
For each Target Outcome Period, the Fund will invest in both purchased and written put and call FLEX Options that reference the Underlying ETF. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events, as more fully described in the Fund’s Statement of Additional Information. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons.
The FLEX Options that the Fund will hold that reference the Underlying ETF will give the Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.
The Fund will generally, under normal conditions, hold four kinds of FLEX Options for each Target Outcome Period. The Fund will purchase a call option (giving the Fund the right to receive shares of the Underlying ETF) and a put option (giving the Fund the right to deliver shares of the Underlying ETF), while simultaneously selling (i.e., writing) a call option (giving the Fund the obligation to deliver shares of the Underlying ETF) and a put option (giving the Fund the obligation to receive shares of the Underlying ETF). The Fund intends to structure the FLEX Options so that any amount owed by the Fund on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options. As a result, the FLEX Options will be fully covered and no additional collateral will be necessary during the life of the Fund. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts, but may charge transaction fees. Each of the FLEX Options purchased and sold throughout the Target Outcome Period will have the same terms, such as strike price and expiration date, as the FLEX Options purchased and sold on the first day of the Target Outcome Period.
On the Flex Options expiration date, the Fund intends to sell the Flex Options prior to their expiration and use the resulting proceeds to purchase new Flex Options for the next Target Outcome Period.
The Underlying ETF
The Underlying ETF is an exchange-traded unit investment trust that uses a full replication strategy, meaning it invests entirely in the S&P 500® Index. PDR Services, LLC (“PDR”) serves as the Underlying ETF’s sponsor. The investment objective of the Underlying ETF is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”). See below for a description of the Underlying ETF’s principal investment strategies and risks. You can find the Underlying ETF’s prospectus and other information about the ETF, including the statement of additional information and most recent reports to shareholders, online at https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY.
The summary information below regarding the Underlying ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Underlying ETF and to other publicly available information (e.g., the ETF’s annual reports) to obtain an understanding of the ETF’s business and financial prospects.
The following description of the Underlying ETF’s principal investment strategies was taken directly from the Underlying ETF’s prospectus, dated January 17, 2019 (“SPY” refers to the Underlying ETF; other defined terms have been modified).
“SPY seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in SPY’s Portfolio substantially corresponding to the weight of such stock in the Index.
In SPY’s prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by SPY and make up SPY’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, SPY’s Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, State Street Global Advisors Trust Company (the “Trustee”) or its parent company, State Street Bank and Trust Company (“SSBT”) adjusts SPY’s Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. SPY’s Trustee or SSBT aggregates certain of these adjustments and makes changes to SPY’s Portfolio at least monthly, or more frequently in the case of significant changes to the Index.
SPY may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when SPY’s units are held in a taxable account. These costs, which are not reflected in SPY’s estimated annual Trust ordinary operating expenses, affect SPY’s performance. During the most recent fiscal year, SPY’s portfolio turnover rate was 2% of the average value of its portfolio. SPY’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of SPY’s units. Portfolio turnover will be a function of changes to the Index as well as requirements of SPY’s trust agreement. …
Although SPY may fail to own certain Index Securities at any particular time, SPY generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of SPY. … SPY does not hold or trade futures or swaps and is not a commodity pool.
The Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups. As of December 31, 2018, the five largest industry groups represented in the Index were: Software & Services 10.96%; Pharmaceuticals, Biotechnology & Life Sciences 8.86%; Media & Entertainment 7.96%; Health Care Equipment & Services 6.68%; and Capital Goods 6.46%. Since 1968, the Index has been a component of the U.S. Commerce Department’s list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to SPY.”
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
BUFFERED LOSS RISK. There can be no guarantee that the Fund will be successful in its strategy to buffer against Underlying ETF losses if the Underlying ETF decreases over the Target Outcome Period by 10% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the Underlying ETF (up to the cap), while limiting downside losses, if shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Target Outcome Period. In the event an investor purchases shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the buffer that the Fund seeks to provide may not be available.
CAP CHANGE RISK. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.

CAPPED UPSIDE RISK. The Fund’s strategy seeks to provide returns that match those of the Underlying ETF for Fund shares purchased on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. If an investor does not hold its Fund shares for an entire Target Outcome Period, the returns realized by that investor may not match those the Fund seeks to achieve. If the Underlying ETF experiences gains during a Target Outcome Period, the Fund will not participate in those gains beyond the cap. In the event an investor purchases Fund shares after the first day of a Target Outcome Period and the Fund has risen in value to a level near to the cap, there may be little or no ability for that investor to experience an investment gain on their Fund shares.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DOWNSIDE RISK. The Fund’s strategy seeks to provide returns that match those of the Underlying ETF for Fund shares purchased on the first day of a Target Outcome Period and held for the entire Target Outcome Period (subject to the applicable cap) while limiting, or providing a buffer against, downside losses. Despite the intended buffer, a shareholder could lose their entire investment. In the event an investor purchases Fund shares after the first day of a Target Outcome Period, the buffer the Fund seeks to provide may not be available and the investor may not get the full benefit of the cap. The Fund might not achieve its objective in certain circumstances. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including loss of its entire investment.
FLEX OPTIONS CORRELATION RISK. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options, other than changes in the value of the Underlying ETF, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the Underlying ETF.
FLEX OPTIONS LIQUIDITY RISK. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
FLEX OPTIONS RISK. The OCC may be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than other exchange-traded options. The value of the FLEX Options prior to their expiration date may vary because of factors other than fluctuations in the value of the Underlying ETF, such as an increase in interest rates, a change in the actual and perceived volatility of the stock market and the Underlying ETF and the remaining time to expiration. Additionally, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF or its underlying securities. FLEX Option prices may be highly volatile and may fluctuate substantially during a short period of time. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities.
FLEX OPTIONS VALUATION RISK. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETF. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
LIMITATIONS OF INDICATIVE OPTIMIZED PORTFOLIO VALUE RISK. Information regarding the intra-day value of the shares of the Fund, also referred to as the “indicative optimized portfolio value” (“IOPV ”), is disseminated every 15 seconds throughout the Fund’s trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities or other assets and/or cash required to be deposited in exchange for a Creation Unit and includes any expenses of the Fund. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities or other assets held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the net asset value per share of the Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The Fund, Advisor, Sub-Advisor, and their affiliates, are not involved in, or responsible for, any aspect of the calculation or dissemination of the Fund’s IOPV, and the Fund, Advisor, Sub-Advisor, and their affiliates, do not make any warranty as to the accuracy of these calculations.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. Additionally, the COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
NEW FUND RISK. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALLER COMPANIES RISK. The Underlying ETF may invest in securities of small and/or mid capitalization companies. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
SPECIAL TAX RISK. The Fund intends to qualify as a “regulated Investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.
The Fund intends to treat any income it may derive from the FLEX Options as "qualifying income" under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
TARGET OUTCOME PERIOD RISK. The Fund’s investment strategy is designed to deliver returns that match the Underlying ETF if Fund shares are bought on the day on which the Fund enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period. In the event an investor purchases Fund shares after the first day of a Target Outcome Period or sells shares prior to the expiration of the Target Outcome Period, the value of that investor’s investment in Fund shares may not be buffered against a decline in the value of the Underlying ETF and may not participate in a gain in the value of the Underlying ETF up to the cap for the investor’s investment period.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
UNDERLYING ETF EQUITY RISK. Because the Fund holds FLEX Options that reference the Underlying ETF, the Fund has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
UNDERLYING ETF RISK. The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETFs as well as the types of instruments in which the Underlying ETF invests. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to authorized participant concentration risk, market maker risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors. Certain options on an ETF may not qualify as "Section 1256 contracts" under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.
Performance
The Fund does not have a performance history. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available on the Fund’s website at www.ftportfolios.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Management
Investment Advisor
First Trust Advisors L.P. ( “First Trust” or the “Advisor” )
Investment Sub-Advisor
Cboe Vest SM Financial LLC ( “Cboe Vest” or the “Sub-Advisor” )

Portfolio Managers
The following persons serve as the portfolio managers of the Fund:
•
Karan Sood, Managing Director of Cboe Vest
•
Howard Rubin, Managing Director of Cboe Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since 2019.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at https://www.ftportfolios.com/Retail/etf/home.aspx.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information on the Fund's Investment Objective and Strategies
The Fund is a series of First Trust Exchange-Traded Fund VIII and is regulated as an “investment company” under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board” ) without shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information ( “SAI” ) are non-fundamental and may be changed by the Board without shareholder approval. If there is a material change to the Fund's principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest at least 80% of its assets in investments that provide exposure to equity securities issued by U.S. companies. Shareholders will be provided with 60-day notice of any change to this policy.
While it is not expected that the Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Fund Investments
Principal Investments
FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the OCC.
The Fund will purchase and sell call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that the Fund will hold that reference the Underlying ETF will give the Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.
Non-Principal Investments
Cash Equivalents and Short-Term Investments
Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or each may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Disclosure of Portfolio Holdings
The Fund’s portfolio holdings are available on the Fund's website at www.ftportfolios.com. A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI, which is also available on the Fund's website.
Additional Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for correction units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CAP CHANGE RISK. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.
CAPPED UPSIDE RISK. The Fund’s strategy seeks to provide returns that match those of the Underlying ETF for Fund shares purchased on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. If an investor does not hold its Fund shares for an entire Target Outcome Period, the returns realized by that investor may not match those the Fund seeks to achieve. If the Underlying ETF experiences gains during a Target Outcome Period, the Fund will not participate in those gains beyond the cap. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. The cap may rise or fall from one Target Outcome Period to the next. In the event an investor purchases Fund shares after the first day of a Target Outcome Period and the Fund has risen in value to a level near to the cap, there may be little or no ability for that investor to experience an investment gain on their Fund shares. The return of the Fund may represent a return that is worse than the performance of the Underlying ETF, including as a result of the Fund’s returns being subject to a cap.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
COUNTERPARTY RISK. If the Fund enters into an investment or transaction that depends on the performance of another party, the Fund becomes subject to the credit risk of that counterparty. The Fund's ability to profit from these types of investments and transactions depends on the willingness and ability of the Fund’s counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving a counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems ( e.g. , through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites ( i.e. , efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.
DOWNSIDE RISK. The Fund’s strategy seeks to provide returns that match those of the Underlying ETF for Fund shares purchased on the first day of a Target Outcome Period and held for the entire Target Outcome Period while limiting, or providing a buffer against, downside losses. Despite the intended buffer, a shareholder could lose their entire investment. In the event an investor purchases Fund shares after the first day of a Target Outcome Period, the buffer the Fund seeks to provide may not be available. The Fund might not achieve its objective in certain circumstances. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including loss of its entire investment.
FLEX OPTIONS CORRELATION RISK. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others.
FLEX OPTIONS LIQUIDITY RISK. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. Trading in the FLEX Options may be less deep and liquid than certain other securities such as standardized options. The FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the Fund’s shares and result in the Fund being unable to achieve its investment objective.
FLEX OPTIONS RISK. The OCC may be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than other exchange-traded options. The value of the FLEX Options prior to their expiration date may vary because of factors other than fluctuations in the value of the Underlying ETF, such as an increase in interest rates, a change in the actual and perceived volatility of the stock market and the Underlying ETF and the remaining time to expiration. Additionally, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF or its underlying securities.
FLEX OPTIONS VALUATION RISK. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund’s shares. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective(s), meet relevant benchmarks or perform as well as other funds with similar objectives.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. Additionally, the COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.

NEW FUND RISK. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
NON-DIVERSIFICATION RISK. The Fund is operated in a non-diversified manner. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Fund invests in a relatively small number of issuers due to the high percentage of the Fund’s assets invested in that security, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.
OPTIONS RISK. The Fund may utilize options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio manager to forecast market movements correctly. The prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As a seller (writer) of a put option, the seller will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the seller will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other markets.
PORTFOLIO TURNOVER RISK. The Fund has an investment strategy that may frequently involve buying and selling portfolio securities. High portfolio turnover may result in the Fund paying higher levels of transaction costs, including brokerage commissions, dealer mark-ups and other costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained absent disruptions to the creation and redemption mechanism, extreme market volatility or potential lack of authorized participants.
SMALLER COMPANIES RISK. The Underlying Fund may invest in the securities of small and/or mid capitalization companies. The stock price of small and/or mid capitalization companies may be more volatile than those of larger companies. Stock prices of small and/or mid capitalization companies are also generally more vulnerable than those of large capitalization companies to adverse business and economic developments. Securities of small and/or mid capitalization companies may be thinly traded. In addition, small and/or mid capitalization companies are typically less financially stable than larger, more established companies and may reinvest a high proportion of their earnings in their business and may not pay dividends. Small and/or mid capitalization companies may also depend on a small number of essential personnel who may also be less experienced than the management of larger companies, making these companies more vulnerable to experiencing adverse effects due to the loss or inexperience of personnel. Small and/or mid capitalization companies also normally have less diverse product lines than those of large capitalization companies and are more susceptible to adverse developments concerning their products.
SPECIAL TAX RISK. The Fund intends to qualify as a “regulated Investment company”; however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short term or long term capital gains or losses depending on the holding period.
In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
TARGET OUTCOME PERIOD RISK. The Fund’s investment strategy is designed to deliver returns that match the Underlying ETF if Fund shares are bought on the day on which the Fund enters into the FLEX Options ( i.e. , the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period. In the event an investor purchases Fund shares after the first day of a Target Outcome Period or sells Shares prior to the expiration of the Target Outcome Period, the value of that investor’s investment in Fund shares may not be buffered against a decline in the value of the Underlying ETF and may not participate in a gain in the value of the Underlying ETF up to the cap for the investor’s investment period.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
UNDERLYING ETF EQUITY RISK. Because the Fund holds FLEX Options that reference the Underlying ETF, the Fund has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
UNDERLYING ETF RISK. The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETFs as well as the types of instruments in which the Underlying ETF invests. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to authorized participant concentration risk, market maker risk, premium/discount risk, tracking error risk and trading issues risk. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors. Certain options on an ETF may not qualify as "Section 1256 contracts" under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.
Non-Principal Risks
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
DEPENDENCE ON KEY PERSONNEL. The Sub-Advisor is dependent upon the experience and expertise of the Fund's portfolio managers in providing advisory services with respect to the Fund's investments. If the Sub-Advisor were to lose the services of any of these portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of the portfolio managers in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Advisor.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders. For additional information, please see the section entitled “Federal Tax Matters.”
OPERATIONAL RISK . The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, Sub-Advisor, custodian and fund administrative and accounting agent.
Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for overseeing the Sub-Advisor in the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.
First Trust serves as advisor or sub-advisor for 6 mutual fund portfolios, 10 exchange-traded funds consisting of 146 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ( “FTP” ), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained Cboe Vest Financial LLC ( "Cboe Vest" or the "Sub-Advisor" ) to serve as investment sub-advisor pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement" ). In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. Cboe Vest, with principal offices at 1765 Greensboro Station Pl, 9th Floor, McLean, Virginia 22102, was founded in 2012, and is a Delaware LLC. Cboe Vest had approximately $274,475,000 under management or committed to management as of October 28, 2019.
The Sub-Advisor is a subsidiary of Cboe Vest Group, Inc. (“ Cboe VG ”). First Trust Capital Partners, LLC (“ FTCP ”), an affiliate of First Trust, is the largest single holder of voting shares in Cboe VG. The remaining voting shares of Cboe VG are owned by Cboe Vest, LLC, a wholly-owned subsidiary of Cboe Holdings, Inc., and certain individuals who operate Cboe VG and the Sub-Advisor. Cboe VG was organized in 2012. Cboe ® is a registered trademark of Cboe Exchange, Inc. Vest℠ is a service mark of Cboe VG.
Karan Sood and Howard Rubin are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolios.
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Mr. Sood has over ten years of experience in derivative based investment strategy design and trading. Mr. Sood joined Cboe Vest in 2012. Prior to joining Cboe Vest Mr. Sood worked at ProShares Advisors LLC. Prior to ProShares, Mr. Sood worked as a Vice President at Barclays Capital. Last based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in similar capacity in London with Barclays Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.
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Mr. Rubin has over twenty years of experience as a portfolio manager. Mr. Rubin joined Cboe Vest in 2017. Prior to joining Cboe Vest, Mr. Rubin served as Director of Portfolio Management at ProShares Advisors LLC from December 2007 to September 2013. Mr. Rubin also served as Senior Portfolio Manager of ProFund Advisors LLC from November 2004 to December 2007 and Portfolio Manager of ProFund Advisors LLC from April 2000 through November 2004. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation. Mr. Rubin received a master’s degree in Finance from George Washington University. He also holds a bachelor’s degree in economics from Wharton School of Finance, University of Pennsylvania.
For additional information concerning First Trust and the Sub-Advisor, including a description of the services provided to the Fund, see the Fund’s SAI. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of shares of the Fund is provided in the SAI.
Management Fee
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the "Investment Management Agreement" ), First Trust oversees the Sub-Advisor’s management of the Fund’s assets and pays the Sub-Advisor for its services as Sub-Advisor. First Trust is paid an annual unitary management fee by the Fund equal to 0.85% of the Fund's average daily net assets and is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses.
A discussion regarding the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement will be available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended February 28, 2020.
How to Buy and Sell Shares
Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on one or more national securities exchanges. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to pay brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the bid-ask spread for each transaction (purchase or sale) of Fund shares. Share prices are reported in dollars and cents per share.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming authorized participant within two days after the authorized participant’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the authorized participant and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an authorized participant, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents the Fund from delivering such foreign investments to an authorized participant in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the authorized participant.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) and 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with the Fund regarding the terms of any investment.

Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“ DTC ”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of the Fund on the secondary market is based on market price and may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.
Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing” ). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that the Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements ( i.e. , authorized participants (“ APs ”)) and that the vast majority of trading in the Fund's shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in‑kind ( i.e. , for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund, or otherwise not in the Fund's best interests.
Dividends, Distributions and Taxes
Dividends from net investment income of the Fund, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
The Fund's distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.
To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.
Capital Gains and Losses
If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. See the SAI for more information. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.
Treatment of the FLEX Options
The Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.
The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold ( i.e ., "marked to market") at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market, but the positions will be subject to the straddle rules.
Non-U.S. Investors
If you are a non-U.S. investor ( i.e. , an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in shares.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before November 1, 2021. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value
The Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (the "NYSE" ) is open for trading. If the NYSE closes early on a valuation day, the Fund’s net asset value will be determined as of that time. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.
The Fund's investments are valued daily at market or, in the absence of market value with respect to any investments, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange ( i.e. , a regulated market) and are primarily obtained from third party pricing services ( “Pricing Services” ). Fair value prices represent any prices not considered market value prices and are either obtained from a Pricing Service or determined by the Advisor’s pricing committee (the “Pricing Committee” ), in accordance with valuation procedures (which may be revised from time to time) adopted by the Board, and in accordance with provisions of the 1940 Act. As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. Valuing the Fund’s assets using fair value pricing can result in using prices for those assets (particularly assets that trade in foreign markets) that may differ from current market valuations.
Under certain circumstances, even when there is a market price available, the Fund’s investments may be valued at fair value as described above. Such fair valuation may occur, for example, when market quotations are deemed to be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV.
The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than The Nasdaq Stock Market LLC ( "Nasdaq" ) and the London Stock Exchange Alternative Investment Market ( “AIM” ) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. For securities traded on an exchange that provides both an official closing price and a last sale price, the Advisor's Pricing Committee, at its discretion, shall determine to use either the last sale price or the official closing price, depending on which price reflects the appropriate market value. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of determination. Net asset value may change on days when investors may not sell or redeem Fund shares.

Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Typically, short-term debt instruments are fair valued using information provided by a Pricing Service or obtained from broker-dealer quotations. Short-term debt instruments having a remaining maturity of 60 days or less when purchased are typically valued at cost adjusted for amortization of premiums and accretion of discounts, provided that the Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
Fund Service Providers
The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by SPDR ® S&P 500 ® ETF Trust, PDR, Standard & Poor’s ® or their affiliates. SPDR ® S&P 500 ® ETF Trust, PDR, Standard & Poor’s ® or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. SPDR ® S&P 500 ® ETF Trust, PDR, Standard & Poor’s ® or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, Unit holders or any other person or entity from use of the Underlying ETF. SPDR ® S&P 500 ® ETF Trust, PDR, Standard & Poor’s ® or their affiliates have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
Cboe ® is a registered trademark of Cboe Exchange, Inc., which has been licensed for use in the name of the Fund. The Fund is not sponsored, endorsed, sold or marketed by Cboe Exchange, Inc. or any of its affiliates ( “Cboe” ) or their respective third-party providers, and Cboe and its third-party providers make no representation regarding the advisability of investing in the Fund and shall have no liability whatsoever in connection with the Fund.
Premium/Discount Information
Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Other Information
Continuous Offering
The Fund issues, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation” ). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the "Securities Act" ), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

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First Trust Exchange-Traded Fund VIII

  FT Cboe Vest U.S. Equity Buffer ETF – November
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. The Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the " SEC" ). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-210186 811-23147